IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

COMMON STOCK - 100.13%	Shares	Value

Communication Services - 14.92%
Alphabet, Inc. - Class C (a)	900	$1,861,767
Facebook, Inc. - Class A (a)	6,400	1,884,992
Verizon Communications, Inc.	13,400	779,210
Walt Disney Co. (a)	8,100	1,494,612
		6,020,581
Consumer Discretionary - 33.22%
Amazon.com, Inc. (a)	590	1,825,507
Booking Holdings, Inc. (a)	555	1,293,061
Carnival Corp. (a)	35,300	936,862
Dollar Tree, Inc. (a)	6,500	743,990
Domino's Pizza, Inc.	887	326,230
Expedia Group, Inc. (a)	8,665	1,491,420
Hilton Worldwide Holdings, Inc. (a)	13,200	1,596,144
Home Depot, Inc.	2,720	830,280
Las Vegas Sands Corp. (a)	26,714	1,623,143
Royal Caribbean Cruises Ltd. (a)	15,100	1,292,711
Starbucks Corp.	6,962	760,738
Tesla, Inc. (a)	1,025	684,628
		13,404,714
Energy - 2.16%
Chevron Corp.	8,315	871,329

Financials - 6.12%
Charles Schwab Corp.	11,530	751,525
Wells Fargo & Co.	43,900	1,715,173
		2,466,698
Health Care - 3.82%
Johnson & Johnson	4,000	657,400
UnitedHealth Group, Inc.	2,379	885,155
		1,542,555
Industrials - 17.76%
Boeing Co. (a)	6,620	1,686,246
Delta Air Lines, Inc. (a)	28,800	1,390,464
General Electric Co. (a)	113,200	1,486,316
Southwest Airlines Co. (a)	29,840	1,822,030
United Parcel Service, Inc. - Class B	4,600	781,954
		7,167,010

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

COMMON STOCK - 100.13% (continued)	Shares	Value

Information Technology - 20.68%
Apple, Inc.	14,600	$1,783,390
Broadcom, Inc.	1,630	755,766
Microsoft Corp.	6,300	1,485,351
NVIDIA Corp.	1,465	782,207
PayPal Holdings, Inc. (a)	2,766	671,695
QUALCOMM, Inc.	5,388	714,395
Salesforce.com, Inc. (a)	3,249	688,366
Texas Instruments, Inc.	4,375	826,831
Visa, Inc. - Class A	3,000	635,190
		8,343,191
Utilities - 1.45%
Vistra Corp.	33,120	585,562

TOTAL COMMON STOCK (Cost $31,731,370)		40,401,640

TOTAL INVESTMENTS AT VALUE (Cost $31,731,370) - 100.13%		$40,401,640
LIABILITES IN EXCESS OF OTHER ASSETS, NET - (0.13%)		(53,463)
NET ASSETS - 100.00%		$40,348,177

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

COMMON STOCK - 14.45%	Shares	Value

Communication Services - 3.16%
AT&T, Inc.	7,600	$230,052
Verizon Communications, Inc.	4,000	232,600
		462,652
Consumer Discretionary - 1.45%
Ford Motor Co. (a)	17,400	213,150

Consumer Staples - 2.35%
Kellogg Co.	2,800	177,240
Kimberly-Clark Corp.	1,200	166,860
		344,100
Financials - 2.89%
Cincinnati Financial Corp.	2,100	216,489
Mercury General Corp.	3,400	206,754
		423,243
Health Care - 1.53%
Patterson Cos., Inc.	7,000	223,650

Information Technology - 3.07%
Cisco Systems, Inc.	4,600	237,866
QUALCOMM, Inc.	1,600	212,144
		450,010

TOTAL COMMON STOCK (Cost $2,177,037)		2,116,805

CORPORATE BONDS - 35.63%	Principal Amount

American Airlines Group, Inc., 5.000%, due 06/01/2022 (b)	$300,000	294,750
American Airlines Group, Inc., 3.750%, due 03/01/2025 (b)	300,000	255,933
Bombardier, Inc., 6.000%, due 10/15/2022 - Canada (c)	250,000	250,000
DISH Network Corp. - convertible, 2.375%, due 03/15/2024	600,000	576,750
Genworth Holdings, Inc., 7.625%, due 09/24/2021	125,000	128,281
Navient Corp., 5.625%, due 08/01/2033	600,000	560,610
Nordstrom, Inc., 5.000%, due 01/15/2044	200,000	196,714
Realogy Group LLC, 9.375%, due 04/01/2027 (c)	5,000	5,537
Rite Aid Corp., 7.700%, due 02/15/2027	640,000	626,400
Royal Caribbean Cruises Ltd, 3.700%, due - Liberia	700,000	645,176
Service Property Trust, 3.950%, due 01/15/2028	575,000	531,875
Tenneco, Inc., 5.000%, due 07/15/2026	600,000	565,500
United States Steel Corp., 6.650%, due 06/01/2037	605,000	583,069

TOTAL CORPORATE BONDS (Cost $5,132,865)		5,220,595

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

STRUCTURED NOTES - 30.00%	Principal Amount	Value

Bank of Montreal Autocallable Barrier Notes, 7.000%, due 01/15/2026 - Canada (d) (e)	$550,000	$546,700
Citigroup Global Markets Holdings, Inc. Callable Fixed to Float Range Accrual Notes, 8.000%, due 12/26/2033 (d) (f)	300,000	285,690
Citigroup Global Markets Holdings, Inc. Callable Fixed to Float Range Accrual Notes, 7.250%, due 01/29/2041 (d) (g)	600,000	597,000
Citigroup Global Markets Holdings, Inc. Callable Range Accrual Notes, 7,000%, due 04/16/2035 (d) (h)	190,000	182,400
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 8.000%, due 01/25/2036 (d) (i)	600,000	521,940
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 9.000%, due 02/26/2036 (d) (j)	500,000	485,000
Morgan Stanley Fixed to Floating Rate Index Linked Notes, 7.440%, due 05/30/2034 (d) (k)	600,000	576,000
Morgan Stanley Fixed to Floating Rate Leveraged CMS and Index Linked Notes, 8.775%, due 08/30/2028 (d) (l)	350,000	343,000
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Notes, 10.000%, due 06/28/2034 - France (d) (m)	325,000	275,698
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Notes, 9.000%, due 02/19/2036 - France (d) (n)	600,000	582,000

TOTAL STRUCTURED NOTES (Cost $4,534,634)		4,395,428

	Shares
MONEY MARKET SECURITIES - 2.86%
Federated Hermes Government Obligations Fund - Institutional Shares, 0.02% (o)	419,892	419,892

TOTAL MONEY MARKET SECURITIES (Cost $419,892)		419,892

TOTAL INVESTMENTS AT VALUE (Cost $12,264,428) - 82.94%		$12,152,720
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 17.06%		2,498,874
NET ASSETS - 100.00%		$14,651,594

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.
(c)	Security exempted from registration under Regulation S of the Securities Act of 1933.
(d)	Variable rate security. Rate shown represents the rate in effect at March 31, 2021.
(e)	The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date at the Contingent Interest Rate of 1.750% per quarter (approximately 7.00% per annum) if the closing level of each Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.
(f)	On each coupon payment date occurring during the first year following issuance of the securities, the securities will pay a fixed coupon of 8.00% per annum, regardless of the CMS spread or the level of the underlying indices. Beginning in March 2020, the variable coupon rate will be determined as follows: Contingent rate of 8.000% multiplied by the number of days the accrual condition is met divided by the number of days in the accrual period, subject to the Maximum Interest Rate of 8.000% and the Minimum Interest Rate of 0.000%. The accrual condition will be satisfied on an elapsed day if, and only if, (i) the CMS spread is greater than the CMS spread barrier on that elapsed day and (ii) the closing level of each underlying index is greater than or equal to its accrual barrier level on that elapsed day.
(g)	The note will pay interest at a fixed rate of 7.25% per annum for the first 1.5 years following issuance. After the first 1.5 years, contingent interest will accrue on the securities during each accrual period at 7.25% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than or equal to the CMS spread barrier (meaning that CMS30 is greater than or equal to CMS2) on that day and (ii) the closing level of each underlying index on that day is greater than or equal to its accrual barrier level.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

(h)	Contingent interest will accrue on the notes during each accrual period at 7.00% per annum only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than the CMS spread barrier (meaning that CMS30 is greater than CMS2) on that day and (ii) the closing level of each underlying index on that day is greater than or equal to its accrual barrier level.
(i)	The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding January 22, 2022 shall be 8.00% per annum. Thereafter, the interest rate will depend on the number of calendar days during any given interest period on which the accrual provision is satisfied. The accrual provision shall be deemed to have been satisfied on each calendar day during such interest period on which (i) the closing level of the S&P 500 Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to the minimum index level and (ii) the closing level of the EURO STOXX 50 Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to its minimum index level subject to a minimum interest rate of 0.00% per annum and a maximum interest rate of 10.00% per annum.
(j)	The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding February 26, 2022 shall be 9.00% per annum. After the Initial Interest Periods, interest will accrue for each other Interest Period, at a per annum rate equal to the Spread (the 30-Year ICE Swap Rate minus the 2-Year ICE Swap Rate) on the applicable Determination Date for such Interest Period multiplied by the Multiplier, provided that the Closing Level of each Index on each Accrual Determination Date during such Interest Period is greater than or equal to its Minimum Index Level (for each Index, 70.00% of its Initial Value), and subject to the Maximum Interest Rate of 9.00% and the Minimum Interest Rate of 0.00%.
(k)	Interest will accrue on the securities (i) in Years 1 to 3: at a rate of 10.00% per annum and (ii) in Years 4 to maturity: for each day that the closing value of the S&P 500® Index is greater than or equal to 50% of the initial index value (which we refer to as the index reference level), at a variable rate per annum equal to 4 times the difference, if any, between the 30-Year Constant Maturity Swap Rate (“30CMS”) and the 2-Year Constant Maturity Swap Rate (“2CMS”), as determined on the CMS reference determination date at the start of the related monthly interest payment period; subject to the maximum interest rate of 10.00% per annum for each interest payment period during the floating interest rate period and the minimum interest rate of 0.00% per annum.
(l)	The variable rate is equal to 5 times the difference, if any, between the 30-Year Constant Maturity Swap Rate ("30CMS") and the 2-year Constant Maturity Swap Rate ("2CMS") as determined on the CMS reference determination date at the start of the quarterly interest payment period; subject to a maximum interest rate of 12.00% per annum for each interest payment period during the floating rate interest period and the minimum interest rate of 0.00% per annum.
(m)	For each Interest Period commencing on or after the Original Issue Date through January 2021 (the “Fixed Rate Period”), the interest rate per annum will be equal to the Fixed Interest Rate of 10.000%. For each Interest Period beginning in January 2021 (the “Floating Rate Period”), the interest rate per annum will be equal to the product of (a) the 30-Year Constant Maturity Swap Rate minus the 2-Year Constant Maturity Swap Rate multiplied by the number of days the accrual condition is met divided by the number of days in the accrual period and (b) the Multiplier rate of 50, subject to the Maximum Interest Rate of 10.000% and the Minimum Interest Rate of 0.000%. The accrual condition is satisfied on days where RTY and SX7E are greater than or equal to 60% of the initial index level.
(n)	The Notes pay interest (i) in the first two years, at a fixed rate of 9.00% per annum and (ii) after the first two years to maturity or early redemption by us, at the Variable Rate per annum described below, subject to the Maximum Coupon Rate of 10.00% per annum and the Minimum Coupon Rate of 0.00% per annum. The “Variable Rate” for each Coupon Period commencing on or after the Fixed Rate Cutoff Date will be the rate computed based on the following formula: Variable Base Rate × (Variable Days/Actual Days). The “Variable Base Rate” for each Coupon Period will be the product of (i) the 30 Year CMS Rate on the related CMS Determination Date minus the 2 Year CMS Rate on the related CMS Determination Date (the “CMS Reference Spread”) and (ii) the Multiplier, subject to the Maximum Coupon Rate and the Minimum Coupon Rate.
(o)	Variable rate security. Rate shown represents the 7-day yield at March 31, 2021 and resets daily.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

March 31, 2021 (Unaudited)

The following is a summary of significant accounting policies followed by IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”) and the IMS Strategic Income Fund (the “Income Fund”), each a series of 360 Funds (the “Trust”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Securities Valuations and Fair Value Measurements – Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●    Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

March 31, 2021 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) – Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures on June 24, 2014, which established a Valuation Committee to work with the Advisor and report to the Board on securities being fair valued or manually priced. The Lead Chairman and Trustee for the 360 Funds, along with the Fund Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Advisor in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

March 31, 2021 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) – The following is a summary of the inputs used to value the Value Fund’s investments as of March 31, 2021:

Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$ 40,401,640	$ –	$ –	$ 40,401,640
Total	$ 40,401,640	$ –	$ –	$ 40,401,640

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Income Fund’s investments as of March 31, 2021:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$ 2,116,805	$ –	$ –	$ 2,116,805
Corporate Bonds	–	5,220,595	–	5,220,595
Structured Notes	–	4,395,428	–	4,395,428
Money Market Securities	419,892	–	–	419,892
Total	$ 2,536,697	$ 9,616,023	$ -	$ 12,152,720

* Refer to the Schedule of Investments for industry classifications.

The Value Fund and the Income Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund and the Income Fund did not hold any derivative instruments during the reporting period. The Value Fund and the Income Fund recognize transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

March 31, 2021 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) –

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Structured Notes – The Income Fund may invest in certain structured products, including interest rate or index-linked notes. The risk of an investment in a structured product depends primarily on the type of collateral securities and the class of the structured product in which the Fund invests. In addition to the standard interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in structured products that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

At March 31, 2021, the aggregate value of such securities amounted to $4,395,428 and the value amounts to 30.00% of the net assets of the Income Fund.

Restricted Securities – Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A (“144A”) or Regulation S (“Reg S”) of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At March 31, 2021, the aggregate value of such securities amounted to $806,220 and the value amounts to 5.50% of the net assets of the Income Fund.

Investments	Acquisition Date	Principal Amount	Amortized Cost	Fair Value
American Airlines Group, Inc. 5.00%, due 06/01/2022, 144A	03/05/2020	$300,000	$298,383	$294.750
American Airlines Group, Inc. 3.75%, due 03/01/2025, 144A	02/04/2021	300,000	238,978	255.933
Bombardier, Inc., 6.000%, due 10/15/2022, Reg S	11/12/2019	250,000	250,676	250.000
Realogy Group LLC, 9.375%, due 04/01/2027, Reg S	07/24/2019	5,000	4,587	5.537

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

March 31, 2021 (Unaudited)

Investments – As of March 31, 2021, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund
Gross Appreciation	$9,179,897	$137,717
Gross (Depreciation)	(636,435)	(253,496)
Net Appreciation (Depreciation) on Investments	$8,543,462	$(115,779)
Tax Cost	$31,858,178	$12,268,499

For the Value Fund and Income Fund, the difference between book basis and tax basis unrealized appreciation (depreciation) of investments is primarily attributable to the tax deferral of losses on wash sales.